UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 18, 2017
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1— Registrant’s Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

On October 18, 2017, Philip S. Sassower and the Company executed a Separation Agreement and General Release (the “Separation Agreement”).  The Separation Agreement provides, among other things, for Mr. Sassower’s resignation as Chairman of the Company’s Board of Directors, and all other positions with the Company, in exchange for payments by the Company to Mr. Sassower totaling $250,000, payable in 12 equal monthly installments, and the Company extending the time for Mr. Sassower to exercise his vested options to purchase 262,274 shares of the Company’s common stock.  The Separation Agreement provides for, among other things a general release of claims by both parties, Mr. Sassower’s agreement to timely deliver his proxy card relating to the Company’s 2017 Annual Meeting of Stockholders, anticipated to be held in November 2017.  Mr. Sassower may revoke his acceptance of the Separation Agreement within seven days after his execution of the Separation Agreement, which revocation will make the Separation Agreement null and void.  The Company will make the first installment of the $250,000 payment to Mr. Sassower within three business days after the revocation period has expired.  The description of the Separation Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the departure of Mr. Sassower is hereby incorporated by reference.  Mr. Sassower’s resignation was not because of his disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On October 18, 2017, the Company issued a press release announcing the retirement of Mr. Sassower as the Company’s Chairman of the Board, and his resignation from the Company’s Board of Directors.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
1.1	Separation Agreement and General Release dated October 18, 2017.
99.1	Press Release dated October 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:         /s/Tom Wilkinson
Name:   Tom Wilkinson
Title:     Chief Financial Officer

Dated: October 18, 2017